Exhibit 99.1

For Immediate Release	Contacts:	Investors:
David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hhgroup.com

Media:
Emmanuel Serrano
Hudson Highland Group
212-351-7203
emmanuel.serrano@hhgroup.com

Hudson Highland Group Reports

2006 Third Quarter and Nine Month Results

NEW YORK, NY – October 31, 2006 – Hudson Highland Group, Inc. (Nasdaq: HHGP), a leading provider of permanent recruitment, contract professionals and talent management services worldwide, today announced financial results for the third quarter and nine months ended September 30, 2006.

2006 Third Quarter Highlights

The sale of Highland Partners was completed effective on October 1, 2006 and its results are treated as discontinued operations in the third quarter 2006 financial statements for all periods presented. Other than net income, the financial information discussed herein refers to continuing operations only.

•	Revenue from continuing operations of $352.5 million, an increase of 3.3 percent from $341.3 million for the third quarter of 2005

•	Gross margin from continuing operations of $127.7 million, or 36.2 percent of revenue, an increase of 5.8 percent from $120.7 million, or 35.4 percent of revenue, for the third quarter of 2005

•	Adjusted EBITDA from continuing operations of $12.1 million, or 3.4 percent of revenue, an increase of 101.1 percent from $6.0 million, or 1.8 percent of revenue, for the third quarter of 2005

•	EBITDA from continuing operations of $10.0 million, or 2.8 percent of revenue, an increase of 66.1 percent from $6.0 million, or 1.8 percent of revenue, for the third quarter of 2005

•	Income from continuing operations of $4.0 million, or $0.16 per basic share and diluted share, compared with $0.0 million, or $0.00 per basic and diluted share, for the third quarter of 2005

•	Net income of $4.3 million, or $0.18 per basic share and $0.17 per diluted share, compared with net income of $1.2 million, or $0.05 per basic and diluted share, for the third quarter of 2005

“After a difficult first half of 2006, the company set a solid foundation for the future with its strongest quarterly adjusted EBITDA performance since the 2003 spin-off. Hudson Americas regained profitability, while our international operations showed continued improvement in EBITDA,” said Jon Chait, chairman and chief executive officer.

“We will continue to focus on lowering the cost base to achieve greater operating leverage to drive profit growth in our core markets,” said Mary Jane Raymond, executive vice president and chief financial officer. “Actions under our restructuring plan are a fundamental part of this effort and should produce benefits in 2007.”

Sale of Highland Partners

Effective on October 1, 2006, the company completed the sale of its Highland Partners executive search business to Heidrick & Struggles International, Inc. Highland Partners results in the third quarter of 2006 are included in the consolidated financial statements as discontinued operations, contributing $0.3 million in net income. Revenue in the quarter of $13.7 million was down 11 percent from the third quarter of 2005, while EBITDA reached $1.0 million, or 7.4 percent of revenue, down from $1.5 million, or 9.7 percent of revenue, in the year ago period.

The company’s third quarter guidance included Highland Partners’ results.

Guidance

The company currently expects fourth quarter revenue of $335—$350 million at prevailing exchange rates, and EBITDA of $10.5—$12 million, including $2 million of restructuring charges, compared with revenue of $337 million and EBITDA of $4.5 million in the fourth quarter of 2005.

2006 Nine Month Results

For the first nine months of 2006, Hudson Highland Group reported revenue from continuing operations of $1.0 billion, up 0.2 percent from $1.0 billion for the same nine-month period last year. Net loss was $3.2 million, or $0.13 per basic and diluted share, compared with a net loss of $1.0 million, or $0.04 per basic and diluted share, for the same nine-month period last year.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call tomorrow Wednesday, November 1, 2006 at 9:00 AM EST to discuss this announcement. Individuals wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 8713535 at 8:50 AM EST. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 8713535. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hhgroup.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide. From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses. The company employs more than 3,600 professionals serving clients and candidates in more than 20 countries. More information is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including those under the caption “Guidance” and other statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company’s mid-market professional staffing businesses; the company’s ability to manage its growth; risks associated with expansion; risks and financial impact associated with disposition of non-strategic assets; the company’s reliance on information systems and technology; competition; fluctuations in operating results; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals and key management personnel; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, and limits on insurance coverage related thereto; government regulations; restrictions on the company’s operating flexibility due to the terms of its credit facility; risks associated with the remediation work being performed on the company’s PeopleSoft system; and the company’s ability to maintain effective internal control over financial reporting. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts’ expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006(1)	2005 (1,2)	2006(1)	2005 (1,2)
Revenue	$352,510	$341,256	$1,030,312	$1,028,056
Direct costs	224,860	220,599	664,921	667,325

Gross margin	127,650	120,657	365,391	360,731
Operating expenses:
Selling, general and administrative	115,528	114,628	349,199	343,869
Depreciation and amortization	3,868	3,890	12,081	12,677
Business reorganization expenses (recoveries)	2,090	(1)	2,747	430
Merger and integration expenses (recoveries)	14	—	86	(35)

Total operating expenses	121,500	118,517	364,113	356,941
Operating income	6,150	2,140	1,278	3,790
Other income (expense):
Interest, net	(661)	(287)	(1,814)	(1,127)
Other, net	709	322	1,769	(1,543)

Income from continuing operations before provision for income taxes	6,198	2,175	1,233	1,120
Provision for income taxes for continuing operations	2,218	2,152	6,244	4,849

Income (loss) from continuing operations	3,980	23	(5,011)	(3,729)
Income from discontinued operations	346	1,138	1,857	2,761

Net income (loss)	$4,326	$1,161	$(3,154)	$(968)

Basic income (loss) per share:
Income (loss) from continuing operations	$0.16	$0.00	$(0.21)	$(0.17)
Income from discontinued operations	0.02	0.05	0.08	0.13

Net income (loss)	$0.18	$0.05	$(0.13)	$(0.04)

Diluted income (loss) per share:
Income (loss) from continuing operations	$0.16	$0.00	$(0.21)	$(0.17)
Income from discontinued operations	0.01	0.05	0.08	0.13

Net income (loss)	$0.17	$0.05	$(0.13)	$(0.04)

Weighted average shares outstanding
Basic	24,574,000	23,875,000	24,405,000	21,686,000
Diluted	25,023,000	25,540,000	24,405,000	21,686,000

(1)	Note – 2006 and 2005 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Note – 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method. The comparable expenses for the three months ended September 30, 2006 and 2005 were $1,158 and $1,069, respectively, and for the nine months ended September 30, 2006 and 2005 were $3,872 and $3,271, respectively. The comparable expenses for the Highland Partners discontinued operations for the three months ended September 30, 2006 and 2005 were $34 and $65, respectively, and for the nine months ended September 30, 2006 and 2005 were $173 and $220, respectively.

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2006 (1)	December 31, 2005 (1,2)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$31,954	$34,108
Accounts receivable, net	233,542	222,055
Prepaid and other	11,103	13,593
Current assets of discontinued operations	8,623	10,764

Total current assets	285,222	280,520
Intangibles, net	39,527	30,989
Property and equipment, net	26,575	30,047
Other assets	4,726	4,537
Non-current assets of discontinued operations	1,263	2,323

Total assets	$357,313	$348,416

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,801	$24,124
Accrued expenses and other current liabilities	130,314	125,524
Credit facility and current portion of long-term debt	22,512	32,544
Accrued business reorganization expenses	3,725	3,411
Accrued merger and integration expenses	566	693
Current liabilities of discontinued operations	13,052	16,495

Total current liabilities	202,970	202,791
Other non-current liabilities	5,929	5,948
Accrued business reorganization expenses, non-current	1,152	2,171
Accrued merger and integration expenses, non-current	664	980
Long-term debt, less current portion	293	478
Non-current liabilities of discontinued operations	2,487	2,951

Total liabilities	213,495	215,319

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; issued: 24,709,579 and 24,340,462 shares, respectively	25	24
Additional paid-in capital	425,359	416,448
Accumulated deficit	(321,110)	(317,956)
Accumulated other comprehensive income—translation adjustments	39,774	34,811
Treasury stock, 15,798 shares	(230)	(230)

Total stockholders’ equity	143,818	133,097

	$357,313	$348,416

(1)	Note – 2006 and 2005 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Note – 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Three Months Ended September 30, 2006 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$117,071	$119,872	$115,567	$—	$352,510

Gross margin	$30,237	$53,523	$43,890	$—	$127,650

Adjusted EBITDA (2)	$3,807	$4,982	$10,721	$(7,388)	$12,122
Business reorganization expenses	1,221	579	56	234	2,090
Merger and integration expenses	13	1	—	—	14

EBITDA (2)	2,573	4,402	10,665	(7,622)	10,018
Depreciation and amortization	1,130	1,819	760	159	3,868

Operating income (loss)	$1,443	$2,583	$9,905	$(7,781)	$6,150

For the Three Months Ended September 30, 2005 (1,3)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$109,561	$117,285	$114,410	$—	$341,256

Gross margin	$29,003	$49,561	$42,093	$—	$120,657

Adjusted EBITDA (2)	$3,939	$3,373	$8,473	$(9,756)	$6,029
Business reorganization (recoveries)	—	(1)	—	—	(1)
Merger and integration expenses	—	—	—	—	—

EBITDA (2)	3,939	$3,374	$8,473	$(9,756)	$6,030
Depreciation and amortization	1,698	1,045	1,001	146	3,890

Operating income (loss)	$2,241	$2,329	$7,472	$(9,902)	$2,140

(1)	Note – 2006 and 2005 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(3)	Note – 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Nine Months Ended September 30, 2006 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$345,255	$358,075	$326,982	$—	$1,030,312

Gross margin	$80,497	$160,713	$124,181	$—	$365,391

Adjusted EBITDA (2)	$(5,151)	$18,504	$24,994	$(22,155)	$16,192
Business reorganization expenses	1,470	522	208	547	2,747
Merger and integration expenses	85	1	—	—	86

EBITDA (2)	(6,706)	17,981	24,786	(22,702)	13,359
Depreciation and amortization	3,949	5,334	2,306	492	12,081

Operating income (loss)	$(10,655)	$12,647	$22,480	$(23,194)	$1,278

For the Nine Months Ended September 30, 2005 (1,3)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$329,479	$364,341	$334,236	$—	$1,028,056

Gross margin	$84,152	$154,522	$122,057	$—	$360,731

Adjusted EBITDA (2)	$8,996	$12,089	$25,040	$(29,263)	$16,862
Business reorganization expenses (recoveries)	510	(80)	—	—	430
Merger and integration (recoveries)	(35)	—	—	—	(35)

EBITDA (2)	8,521	12,169	25,040	(29,263)	16,467
Depreciation and amortization	3,746	2,943	5,574	414	12,677

Operating income (loss)	$4,775	$9,226	$19,466	$(29,677)	$3,790

(1)	Note – 2006 and 2005 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(3)	Note – 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.

HUDSON HIGHLAND GROUP, INC.

HIGHLAND PARTNERS SEGMENT ANALYSIS

(in thousands)

(unaudited)

On September 18, 2006, the Company entered into a Purchase Agreement (the “Agreement”) with Heidrick & Struggles International, Inc. (“Heidrick”) to sell its Highland Partners executive search business (“Highland”) to Heidrick (the “Sale”). Effective October 1, 2006, the Company completed the Sale. The Company will report a gain of approximately $20 million from the Sale in the fourth quarter of 2006, from cash proceeds of $36.6 million, less post-closing net working capital adjustments, $9.55 million paid to certain partners of Highland and other direct costs of the transaction. Up to an additional $15.0 million may be received from Heidrick at future dates, subject to the achievement by Highland of certain future revenue metrics in 2007 and 2008. The Highland business was a separate reportable segment of the Company, and as a result of the Sale, the Company has classified the results of operations of Highland as a discontinued operation.

Reported results for the Highland segment by period are as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenue	$13,685	$15,348	$44,419	$46,253

Gross Margin	$12,845	$14,511	$41,762	$43,811

EBITDA (1)	$1,015	$1,492	$3,811	$2,501
Depreciation and amortization	218	327	854	1,023

Operating income	$797	$1,165	$2,957	$1,478

(1)	Non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.